UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2005

EXPRESSJET HOLDINGS, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-31300 (Commission File Number)	76-0517977 (IRS Employer Identification No.)

1600 Smith Street, Dept. HQSCE Houston, Texas (Address of principal executive offices)		77002 (Zip Code)

713-324-2639 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	2.02	Results of Operations and Financial Condition

On July 22, 2005, we issued a press release announcing our results of operations for the second quarter of 2005.  The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item	7.01	Regulation FD Disclosure

On July 20, 2005, Continental Airlines, Inc. filed a report on Form 8-K presenting information relating to its financial outlook for 2005.  The report included information regarding estimates for available seat miles (ASMs) for its Continental Express operations.  Continental Express is operated by ExpressJet Airlines, Inc., which is the exclusive regional jet provider for Continental Airlines out of New York/Newark, Houston and Cleveland and provides additional non-hub service.  ExpressJet Airlines is owned by ExpressJet Holdings, Inc.

Continental Airlines estimates Continental Express’s year-over-year ASM growth as follows:  19.3% for the third quarter of 2005 and 16.1% for the full year 2005.  We expect Continental Express’s ASMs to grow between 18 - 20% for the third quarter of 2005 and 14 - 16% for the full year 2005.

As discussed on our earnings call this morning, we expect block hours to grow 17 - 19% year-over-year for the third quarter of 2005 and 13 - 15% year-over-year for the full year 2005.  We estimate approximately 119,800 departures for the third quarter of 2005.  Also as discussed on our earnings call, we ended the second quarter with $227.1 million of indebtness, including capital lease obligations.

The statements in this document that refer to plans and expectations for the third quarter and the year are forward-looking statements that involve a number of risks and uncertainties.  Many factors could affect our actual results, and variances from our current expectations regarding such factors could cause actual results to differ materially from those expressed in these forward-looking statements.  Some of the known risks that could significantly impact our revenues, operating results and capacity include:  our dependence on our capacity purchase agreement with Continental; our dependence on Continental's financial and operational stability; our aircraft and facility leases with Continental; our ability to implement our growth strategy; our ability to enhance the value of our investments; certain tax matters; deliveries of additional aircraft; flight disruptions as a result of operational matters; regulatory developments and costs, including the costs and other effects of enhanced security measures and other possible regulatory requirements; and competition and industry conditions.  Additional information concerning risk factors that could affect our actual results are described in our filings with the Securities and Exchange Commission, including our 2004 annual report on Form 10-K.  The events described in the forward-looking statements might not occur or might occur to a materially different extent than described herein.  We undertake no duty to update or revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESSJET HOLDINGS, INC. (Registrant)
Date: July 22, 2005	/s/ Frederick S. Cromer
Frederick S. Cromer Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release